Exhibit 10.17


Consent of Independent Public Accountants


As Independent Public Accountant, we hereby consent to the use in this Registration Statement on Form 20F of Companhia Vale do Rio Doce of our report dated January 18th 2000, except for the subject mentioned on the paragraph 3 that is dated on January 31st, 2002, relating to the financial statements of Nova Era Silicon S.A. for the years ended December 31st, 1999 and 1998 which is included in such Registration Statement.

Belo Horizonte, Brazil, June 27, 2002

/s/ Luiz Claudio Fontes

Luiz Claudio Fontes
Accountant
CRC 1RJ032470/O-9 "T" PR "S" MG
Trevisan Auditores
Independentes
CRC 2SP013439/O-5 "S" MG